UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 11, 2024
Date of Report (Date of earliest event reported):

AYTU BIOPHARMA, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38247	47-0883144
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7900 East Union Avenue, Suite 920
Denver, CO 80237
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (720) 437-6580

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	AYTU	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On November 13, 2024, Aytu BioPharma, Inc. (the “Company” or “Aytu”) issued a press release announcing its fiscal 2025 first quarter operational and financial results. As indicated in the press release, the Company scheduled a conference call and live audio webcast for November 13, 2024, at 4:30 p.m. Eastern time to discuss the operational and financial results and to answer questions. The conference call is publicly accessible via webcast and telephone (available live and for replay), and the press release includes instructions for accessing the webcast via the Company’s website or dialing in to the call. A replay of the call will be made available after the call on the Company’s website and via a telephone replay. Availability of the call replay posted on the Company’s website and via the telephone replay is at the Company’s discretion and may be discontinued at any time. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in the press release attached as Exhibit 99.1 hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Termination and Separation Agreement with Former Chief Financial Officer

On November 11, 2024, Mark K. Oki was terminated as Chief Financial Officer of the Company. Mr. Oki will continue to consult for the Company through December 1, 2024, and, accordingly, Aytu and Mr. Oki have agreed to a form of separation and release agreement (the “Separation Agreement”), pursuant to which Mr. Oki will receive payment for accrued but unused personal time off, a separation payment of $499,590, to be paid out over twelve (12) months, COBRA coverage for up to 12 months, and acceleration of any unvested options or restricted stock held by Mr. Oki. The foregoing description of the Separation Agreement is not complete and is qualified in its entirety by reference to the full text of the form of Separation Agreement a copy of which will be filed in the Company’s Report on Form 10-Q for the quarter ending December 31, 2024.

Appointment of Chief Financial Officer

On November 11, 2024, the board of directors of the Company (the “Board”) appointed Ryan Selhorn as Chief Financial Officer, Corporate Secretary and Treasurer of the Company.

Mr. Selhorn, age 43, previously served as Aytu’s Executive Vice President, Finance and Business Optimization since November 2022. Prior to this, Mr. Selhorn was Aytu’s Senior Vice President, Finance and Operations, Consumer Healthcare Division from February 2022 to November 2022 and as Vice President, Finance, Consumer Healthcare Division from February 2020 to February 2022. Mr. Selhorn served as Vice President and Chief Financial Officer from April 2018 at Innovus Pharmaceuticals, Inc., a publicly held consumer healthcare company, until Aytu’s acquisition of Innovus in February 2020. From August 2013 to April 2018, Mr. Selhorn served as Chief Financial Officer and Chief Accounting Officer of Signature Analytics, a privately held fractional Chief Financial Officer and accounting firm, where he also served as Chief Financial Officer of Medicinova, Inc., a publicly held biotechnology company. Mr. Selhorn worked at Grant Thornton LLP, a public accounting firm, from October 2003 to July 2013, most recently in the role of Senior Manager, Transaction Advisory Services. Mr. Selhorn received his B.S./B.A., Accounting and Finance from Georgetown University and is a Certified Public Accountant (inactive).

Aytu and Mr. Selhorn entered into an amended and restated employment agreement, effective November 11, 2024 (the “Employment Agreement”). Pursuant to the Employment Agreement, Mr. Selhorn will receive:

●	An annual base salary of $400,000, and a target bonus of 40% of the base salary;

●	A restricted stock grant of 14,000 shares of Aytu’s common stock, subject to certain vesting provisions set forth therein;

●
Upon a termination without cause by the Company or for good reason, as those terms are defined in the Employment Agreement, by Mr. Selhorn, a severance payment equal to his base salary plus any earned incentive compensation, and a continuation of Aytu’s portion of COBRA payments for a period of up to 12 months; and

●
Upon a termination within 12 months of a change in control, as defined in the Employment Agreement, a payment equal to one times the base salary and the pro rata target annual incentive bonus compensation for the then-current year, up to 12 months of COBRA payments and accelerated vesting of all stock options or stock based awards.

The foregoing description of the Employment Agreement is not complete and is qualified in its entirety by reference to the full text of the form of Employment Agreement a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

The Company issued a press release on November 13, 2024, announcing its fiscal 2025 first quarter operational and financial results, which included the announcement of the termination of Mr. Oki and appointment of Mr. Selhorn, attached as Exhibit 99.1 to this report.

Item 8.01 Other Events.

On November 6, 2024, the Company’s Board determined to separate the roles of Chairman of the Board of Directors and Chief Executive Officer and appointed director John A. Donofrio, Jr. as Chairman of the Board of Directors of the Company, replacing Joshua R. Disbrow in the role.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
10.1	Amended and Restated Employment Agreement by and between Aytu BioPharma, Inc. and Ryan J. Selhorn dated November 11, 2024
99.1	Press Release dated November 13, 2024
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AYTU BIOPHARMA, INC.

Date: November 13, 2024	By:	/s/ Ryan J. Selhorn
Ryan J. Selhorn
Chief Financial Officer